                                                                    Exhibit 10.8
                       REDLINE PERFORMANCE PRODUCTS, INC.

                      BRIDGE LOAN AND INVESTMENT AGREEMENT

                                  INSTRUCTIONS

         To purchase a 10% Unsecured Convertible Subordinated Promissory Note from Redline Performance Products, Inc. pursuant to the Confidential Bridge Placement Memorandum dated May 1, 2000, please: (i) review the Bridge Loan and Investment Agreement; (ii) complete Section 12 of the Bridge Loan and Investment Agreement regarding accredited investor status; (iii) complete Section 21 of the Bridge Loan and Investment Agreement regarding relationships to brokerage firms;
(iv) complete, sign and date the appropriate signature page (individual subscribers should complete, sign and date the individual signature page; entity subscribers should complete, sign and date the entity signature page); (v) complete, sign and date the Supplemental Investor Questionnaire and (vi) send your check payable to "Redline Performance Products, Inc." together with the completed Bridge Loan and Investment Agreement to Dougherty & Company LLC, 4500 Norwest Center, 90 South Seventh Street, Minneapolis, MN 55402, Attn: Timothy J. McDonnell. Information regarding the Bridge Placement may be obtained by contacting Timothy J. McDonnell, (612) 376-4130, or Thomas P. Niemiec, (612) 376-7050, at Dougherty & Company LLC.

                       REDLINE PERFORMANCE PRODUCTS, INC.

                      BRIDGE LOAN AND INVESTMENT AGREEMENT

         This Bridge Loan and Investment Agreement (the "AGREEMENT"), submitted as of the date set forth on the Signature Page, is between Redline Performance Products, Inc., a Minnesota corporation (the "COMPANY"), and the undersigned investor (the "INVESTOR").

                                    RECITALS

         The Company needs capital to fund its operations. The Investor desires to lend funds to the Company on the terms and conditions set forth in this Agreement. Investors may lend up to a minimum of $300,000 and a maximum of $700,000 in principal amount to the Company on terms and conditions equivalent to those set forth in this Agreement. The Company may sell an additional $300,000 in principal amount of promissory notes to meet additional demand. The Company has engaged Dougherty & Company LLC (the "AGENT") as its exclusive agent in connection with the sale of promissory notes and warrants (the "BRIDGE PLACEMENT"), and the sale of up to $5,000,000 in shares of the Company's Series A Preferred Stock (the "SERIES A FINANCING"), including shares of Series A Preferred Stock issuable upon conversion of the promissory notes.

                                    AGREEMENT

         In consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.)      Investment. The Investor hereby purchases: (i) a 10% Unsecured
Convertible Subordinated Promissory Note (the "BRIDGE NOTE"), in substantially the form of EXHIBIT A attached to and incorporated into this Agreement, which is convertible into shares of the Company's Series A Preferred Stock (the "CONVERSION SHARES"), in the principal dollar amount set forth on the Signature Page and (ii) a warrant (the "BRIDGE WARRANT") in substantially the form of EXHIBIT B attached to and incorporated into this Agreement, to purchase one share of the Company's $0.01 par value per share common stock (the "COMMON STOCK") for every $2.00 in principal amount of the Bridge Note (the "WARRANT SHARES") and hereby tenders the Investor's check payable to "Redline Performance Products, Inc." in the aggregate dollar amount set forth on the Signature Page.

         The information contained in this Agreement is only a summary of the terms and provisions of the Bridge Notes and the Bridge Warrants, and is qualified by more detailed information included in the form of Bridge Note and the form of Bridge Warrant. If the terms of this Agreement conflict with the terms of the Bridge Note or the Bridge Warrant, the terms of the Bridge Note and the Bridge Warrant shall control. By execution of this Agreement, the Investor acknowledges that the Company is relying upon the accuracy and completeness of the representations contained in this Agreement in complying with its obligations under applicable securities laws. The Bridge Note, the Bridge Warrant, the Conversion Shares and the Warrant Shares are collectively referred to in this Agreement as the "SECURITIES."

2.)      Loan/Promissory Note. The Investor agrees, on the terms and subject to the conditions hereinafter set forth, to purchase a Bridge Note in the principal amount set forth on the Signature Page. The Company agrees to issue in the name of the Investor, a Bridge Note in substantially the form attached hereto as Exhibit A.

3.)      Payment of Principal and Interest. All outstanding principal and accrued interest on the Bridge Notes shall be due and payable by the Company on the earlier of: (i) the date six (6) months from the date of original

                                       1.

issuance of the Bridge Note and (ii) the date on which the Company completes the sale of shares of Series A Preferred Stock which generates gross proceeds of at least Two Million Dollars ($2,000,000). Each of the foregoing dates is referred to in this Agreement as a "MATURITY DATE" or "MATURITY". The Bridge Note shall accrue interest at the rate of ten percent (10%) per annum.

4.)      Extension of Maturity Date. If the Company is unable to repay the
Bridge Note principal and interest on or before the Maturity Date, the Company may, at its sole discretion, extend the Maturity Date for a period of up to ninety (90) days (the "EXTENSION PERIOD"). If the Company elects to extend the Maturity Date, the Company will issue an additional Bridge Warrant (the "ADDITIONAL BRIDGE WARRANT") to the holder of the Bridge Note on each of the 15th, 45th and 75th day of the Extension Period if the Bridge Loan principal and interest has not been paid as of each such date. The number of shares of Common Stock subject to each Additional Bridge Warrant shall be equal to 25% of the number of shares of Common Stock subject to the original Bridge Warrant issued to the Investor. During the Extension Period, the Bridge Note shall accrue interest at the rate of fifteen percent (15%) per annum.

5.)      Subordination. The payment of principal and interest under the Bridge
Note is not secured by any collateral and is subordinated to the payment by the Company of "SENIOR INDEBTEDNESS" as defined in the Bridge Note. Payment of principal or interest may not be made on the Bridge Note if the Company is in default, or if the making of any payment would result in a default, with respect to the payment of amounts of any Senior Indebtedness.

6.)      Conversion. All of the principal, but not the interest, payable pursuant to each Bridge Note shall automatically convert into the Conversion Shares at such time as the Company generates gross proceeds of at least $2,000,000 (the "MINIMUM AMOUNT") from the sale of shares of the Company's Series A Preferred Stock in the Series A Financing. The principal amount of Bridge Notes converted into Conversion Shares will not be included in gross proceeds to determine sale of the Minimum Amount. The price of each Conversion Share shall be equal to the lower of: (i) $1.00 or (ii) 80% of the price per share of the Company's Series A Preferred Stock sold in the Series A Financing. Upon conversion of the Bridge Note the Company will pay to the holder all accrued interest thereon.

7.)      Default. The Company shall be in default under this Agreement and under the Bridge Note upon the happening after the date of this Agreement of any nonpayment, when due, of any amount payable to the holder under the Bridge Note. In the event of a default: (a) the holders of Bridge Notes shall have the right, at their option and not subject to demand or notice, to declare all or any part of the Bridge Notes immediately due and payable, and (b) the holders of Bridge Notes may exercise, in addition to the rights and remedies granted in this Agreement, all of the rights and remedies of a holder under the Bridge Note and under applicable law.

8.)      Bridge Warrant. In conjunction with the purchase of a Bridge Note by the Investor, the Company will issue to the Investor a Bridge Warrant in substantially the form attached to this Agreement as Exhibit B. The Bridge Warrant will entitle the Investor to purchase one share of Common Stock for every $2.00 in principal amount of the Bridge Note. The Bridge Warrant will have an exercise price of $1.00 per share, will be exercisable one hundred eighty
(180) days after issuance and will expire five (5) years from the date of issuance.

9.)      Reservation of Shares of Common Stock. The Company shall, during the time that the Bridge Note, the Conversion Shares or the Bridge Warrant remain outstanding, reserve and keep available from its authorized but unissued shares of Common Stock, a sufficient number of shares to issue the shares of Common Stock issuable upon conversion of the Conversion Shares and the Warrant Shares.

                                       2.

10.)     Transfer Restrictions. The Securities shall be subject to certain restrictions on transfer as identified in this Agreement, the Bridge Note and the Bridge Warrant.

11.)     Representations and Warranties of the Company. The Company represents and warrants to the Investor the following:

         (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Minnesota.

         (b) This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding agreement on the part of the Company. All corporate action necessary to the authorization, issuance, and delivery of the Securities will be taken prior to issuance of the Securities.

         (c) The Bridge Notes and Bridge Warrants, when issued and delivered to the Investor, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditor generally and by judicial limitations on the right of specific performance. The Warrant Shares have been reserved for issuance and, when issued upon exercise of the Warrant, will be duly authorized, validly issued and outstanding, fully paid, nonassessable.

12.)     Representations and Warranties of Investor. The Investor hereby represents and warrants to the Company and its officers, directors, shareholders, employees and agents as follows:

         (a) Information About the Company. The Investor has received and reviewed the Company's Confidential Bridge Placement Memorandum dated May 1, 2000, and has obtained all information about the Company as the Investor believes relevant to the decision to purchase the Securities. The Investor has also had the opportunity to ask questions of, and to receive answers from, the Company or an agent or a representative of the Company concerning the terms and conditions of the investment and the business and affairs of the Company and to obtain any additional information necessary to verify such information, and the Investor has received such information concerning the Company as the Investor considers necessary or advisable in order to form a decision concerning an investment in the Company.

         The Investor understands that any business plan or similar document which the Investor may have been shown or of which the Investor may have been furnished a copy, is not a prospectus or comprehensive placement memorandum, offering circular, offering statement, or similar document. Any such document was not prepared, and the Investor understands that any such document was not prepared, with the purpose of providing full and accurate disclosure to investors. The Investor understands that any such document has been furnished to the Investor only as part of an overall furnishing of information about the Company and that the Investor has viewed the information set forth therein with a critical frame of mind and, to the extent that information contained in any such document was deemed by the Investor to be important information in making an investment decision, the Investor has discussed such information with the officers and other personnel of the Company in order to form a better judgment regarding the accuracy and adequacy of such information. The Investor agrees that no statement in any document, even if framed as a factual statement, will, of itself, constitute a factual representation by the Company in light of the various purposes for which any such document may have been created.

                                       3.

         (b) Forward-Looking Information. The Investor acknowledges and understands that any information provided about the Company's future plans and prospects is uncertain and subject to all of the uncertainties inherent in predictions.

         (c) No Review by Federal or State Regulators. The Investor understands that this transaction has not been reviewed or approved by the United States Securities and Exchange Commission (the "COMMISSION") or by any state securities or other authority and, because of the small number of persons solicited to invest in the Securities and the private nature of the placement, that all documents, records, and books pertaining to this investment have been made available to the Investor and the Investor's representatives, such as attorneys, accountants and/or purchaser representatives.

         (d) High Degree of Risk. The Investor realizes that this investment involves a high degree of risk, including the risk of loss of all investment in the Company.

         (e) Ability to Bear the Risk. The Investor is able to bear the economic risk of the investment, including the total loss of such investment.

         (f) Appropriate Investment. The Investor believes, in light of the information provided pursuant to Subsection 12(a) above, that investing funds pursuant to the terms of this Agreement is an appropriate and suitable investment for the Investor.

         (g) Financial Condition. The Investor's current financial condition is such that (and the Investor expects the Investor's financial condition to be such that in the near future) the Investor does not have any present or contemplated need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

         (h) Business Sophistication. The Investor is experienced and knowledgeable in financial and business matters to the extent that the Investor is capable of evaluating the merits and risks of the prospective investment in the Securities. The Investor has obtained, to the extent the Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Securities in light of the Investor's financial condition and investment needs. The Investor has been given access to full and complete information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information and, particularly, the Investor has obtained, and has had the opportunity to obtain, information from the Company as set forth in paragraph 12(a) above.

         (i) Residency. The Investor is a resident of the state and country set forth on the Signature Page. The Securities are being purchased by the Investor in the Investor's name solely for the Investor's own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

         (j) Subscription. The Investor understands that the payment made to the Company may immediately become funds of and may be used by the Company once accepted. The Company is free to reject any subscription in whole or in part. The Investor understands that if the Company determines to reject this subscription, any funds returned to the Investor will be without deduction therefrom or interest thereon.

         (k) No General Solicitation. The Investor's purchase of the Securities is not the result of any general solicitation or general advertising, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over

                                       4.

         television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (l)      Legal Age. The Investor, if an individual, is of legal age.

         (m) Not Subject to Backup Withholding. The Investor certifies, under penalty of perjury, that the Investor is not subject to the backup withholding provisions of the Internal Revenue Code of 1986, as amended. (Note: The Investor is subject to backup withholding if: (i) the Investor fails to furnish its Social Security Number or Taxpayer Identification Number herein; (ii) the Internal Revenue Service notifies the Company that the Investor furnished an incorrect Social Security Number or Taxpayer Identification Number; (iii) the Investor is notified that it is subject to backup withholding; or (iv) the Investor fails to certify that it is not subject to backup withholding or the Investor fails to certify the Investor's Social Security Number or Taxpayer Identification Number.)

         (n) Legal Representation. The Investor understands that: (i) the Company has engaged legal counsel to represent the Company in connection with the offer and sale of securities contemplated herein:
         (ii) legal counsel engaged by the Company does not represent the Investor or the Investor's interests; and (iii) the Investor is not relying on legal counsel engaged by the Company. The Investor has had the opportunity to engage, and obtain advice from, the Investor's own legal counsel with respect to the investment contemplated herein.

THE INFORMATION REQUESTED IN PARAGRAPH 13 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT OF 1933 AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL, AND WILL BE REVIEWED ONLY BY, THE COMPANY, THE AGENT AND THEIR RESPECTIVE COUNSEL. The Investor agrees to furnish any additional information which the Company and its counsel deems necessary in order to verify the response set forth below.

13.)     Accredited Status. The Investor represents and warrants as follows
(please INITIAL all applicable items):

         (a)      INDIVIDUALS:

                  ___      (i)      The Investor is an individual with a net
                           worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less any debt secured by such property.)

                  ___      (ii)     The Investor is an individual that had an
                           individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

                  ___      (iii)    The Investor is an individual that had with
                           his or her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

                  ___      (iv)     The Investor is a director or executive
                           officer of the Company.

                                       5.

         (b)      ENTITIES (PLEASE PROVIDE A COPY OF THE ENTITY'S CHARTER
         DOCUMENTS):

                   X       (i)      The Investor is a (initial one):

                                    ___      (A)      General Partnership

                                    ___      (B)      Limited Liability
                                             Partnership

                                    ___      (C)      Limited Partnership

                                    ___      (D)      Limited Liability Company

                                     X       (E)      Corporation

                                    ___      (F)      Business Trust

                                    ___      (G)      Other Entity (please
                                             specify):________________________

                   X       (ii)     The Investor is an entity, and is an
                           "ACCREDITED INVESTOR" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "ACT"). This representation is based on the following (initial one or more, as applicable):

                                    ___      (A)      The Investor (or, in the
                                             case of a trust, the Investor
                                             trustee) is a bank or savings and
                                             loan association as defined in
                                             Sections 3(a)(2) and 3(a)(5)(A),
                                             respectively, of the Act acting
                                             either in its individual or
                                             fiduciary capacity.

                                    ___      (B)      The Investor is a
                                             broker/dealer registered pursuant
                                             to the Securities Exchange Act of
                                             1934.

                                    ___      (C)      The Investor is an
                                             insurance company as defined in
                                             Section 2(13) of the Act.

                                    ___      (D)      The Investor is an
                                             investment company registered under
                                             the Investment Company Act of 1940
                                             or a business development company
                                             as defined in Section 2(a)(48) of
                                             that Act.

                                    ___      (E)      The Investor is a Small
                                             Business Investment Company
                                             licensed by the U.S. Small Business
                                             Administration under Section 301(c)
                                             or (d) of the Small Business
                                             Investment Act of 1958.

                                     X       (F)      The Investor is an
                                             employee benefit plan within the
                                             meaning of Title I of the Employee
                                             Retirement Income Security Act of
                                             1974 and either (initial one or
                                             more, as applicable):

                                              X       (1)      The investment
                                                      decision is made by a plan
                                                      fiduciary, as defined in
                                                      Section 3(21) of such Act,
                                                      which is either a bank,
                                                      savings and loan
                                                      association, insurance
                                                      company, or registered
                                                      investment adviser.

                                             ___      (2)      The employee
                                                      benefit plan has total
                                                      assets in excess of
                                                      $5,000,000.

                                             ___      (3)      The plan is a
                                                      self-directed plan with
                                                      investment decisions made
                                                      solely by persons who are
                                                      "Accredited Investors" as
                                                      defined under the Act.

                                    ___      (G)      The Investor is a private
                                             business development company as
                                             defined in Section 202(a)(22) of
                                             the Investment Advisers Act of
                                             1940.

                                    ___      (H)      The Investor has total
                                             assets in excess of $5,000,000, was
                                             not formed for the specific purpose
                                             of acquiring shares of the Company
                                             and is one or more of the following
                                             (initial one or more, as
                                             appropriate):

                                       6.

                                             ___      (1)      An organization
                                                      described in Section
                                                      501(c)(3) of the Internal
                                                      Revenue Code.

                                             ___      (2)      A corporation.

                                             ___      (3)      A Massachusetts
                                                      or similar business trust.

                                             ___      (4)      A partnership.

                                             ___      (5)      A limited
                                                      liability company.

                                    ___      (I)      The Investor is an entity,
                                             all of whose equity owners are
                                             accredited investors. (PLEASE
                                             PROVIDE WRITTEN REPRESENTATION OF
                                             ACCREDITED INVESTOR STATUS FROM
                                             EACH EQUITY OWNER.)

                                    ___      (J)      The Investor is a trust
                                             with total assets exceeding
                                             $5,000,000, which was not formed
                                             for the specific purpose of
                                             investing in the Company and whose
                                             purchase is directed by a person
                                             described in Rule 506(b)(2)(ii)
                                             under the Act. (IF ONLY THIS ITEM
                                             (J) IS CHECKED, PLEASE CONTACT THE
                                             COMPANY TO RECEIVE AND COMPLETE AN
                                             INFORMATION STATEMENT BEFORE THIS
                                             SUBSCRIPTION CAN BE CONSIDERED BY
                                             THE COMPANY).

IF YOU HAVE NOT INITIALED ANY OF THE FOREGOING, YOU ARE NOT AN ACCREDITED INVESTOR AND CANNOT PURCHASE ANY SECURITIES.

         IF YOU HAVE INITIALED ANY OF THE FOREGOING, PLEASE PROCEED.

                   X       (iii)    Entities. A REPRESENTATIVE OF AN ENTITY
                           INVESTOR MUST INITIAL HERE If the Investor is an entity, the individual(s) signing on behalf of the Investor and the Investor, jointly and severally, agree and certify that this Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed by an authorized representative of the Investor, and is a legal, valid, and binding obligation of the Investor enforceable in accordance with its terms.

14.)     Investment Purpose in Acquiring the Securities. The Investor and the
Company acknowledge that the Securities have not been registered under the Act or applicable state securities laws and that the Securities will be issued to the Investor in reliance on exemptions from the registration requirements of the Act and applicable state securities laws and in reliance on the Investor's and the Company's representations and agreements contained herein. The Investor is acquiring the Securities for the account of the Investor for investment purposes only and not with a view to their resale or distribution. The Investor has no present intention to divide his, her or its participation with others or to resell or otherwise dispose of all or any part of the Securities. In making these representations, the Investor understands that, in the view of the Commission, exemption of the Securities from the registration requirements of the Act would not be available if, notwithstanding the representations of the Investor, the Investor has in mind merely acquiring the Securities for resale upon the occurrence or non-occurrence of some predetermined event.

15.)     Compliance with Securities Act. The Investor agrees that if the
Securities or any part thereof are sold or distributed in the future, the Investor shall sell or distribute them pursuant to the requirements of the Act and applicable state securities laws. The Investor agrees that the Investor will not transfer any part of the Securities without: (i) obtaining a "no action" letter from the Commission and applicable state securities commissions; (ii) obtaining an opinion of counsel satisfactory in form and substance to the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws; or (iii) registration.

                                       7.

16.)     Restriction on Transfer After a Public Offering. The Investor
understands that the Company at a future date may file a registration or offering statement (the "REGISTRATION STATEMENT") with the Commission to facilitate a public offering of its securities. The Investor agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the Investor will not, without the prior written consent of the Company and such underwriter, during the "Lockup Period" as defined herein: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Securities beneficially owned by the Investor during the Lockup Period; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Securities beneficially owned by the Investor during the Lockup Period; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Securities. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "LOCKUP PERIOD" shall mean the lesser of (x) 180 days and (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's common stock. The Lockup Period shall commence on the effective date of the Registration Statement.

17.)     Restrictive Legend. The Investor agrees that the Company may place one or more restrictive legends on any certificates evidencing the Securities, including the Conversion Shares, containing substantially the following language:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, transferred, assigned, pledged or otherwise distributed for value unless there is an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or the Company receives an opinion of counsel acceptable to the Company stating that such transaction is exempt from registration and prospectus delivery requirements of the Securities Act of 1933, as amended, and under the applicable state securities laws.

         Sale or other transfer of these securities is further restricted for up to 180 days following an initial public offering of securities of the Company by the terms of a Subscription Agreement, a copy of which is available for inspection at the offices of the Company.

18.)     Stop Transfer Order. The Investor agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Securities.

19.)     Knowledge of Restrictions upon Transfer of the Securities. The Investor understands that the Securities are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof, the Investor must bear the economic risk of an investment in the Securities for an indefinite period of time and may have extremely limited opportunities to dispose of the Securities. The Investor realizes that there will likely be no market for the Securities, and that there are significant restrictions on the transferability thereof.

20.)     Lack of Availability of Rule 144 Under the Act. The Investor
understands and acknowledges that the Company has no obligation to undertake or complete a public offering of its securities, that even if a public offering is undertaken and successfully completed, the Securities subscribed for hereby will remain subject to the restrictions on transferability described herein, and that even if a public offering is undertaken and completed, the Investor may never be able to sell its Securities pursuant to Rule 144 under the Act.

                                       8.

         The Investor further understands and acknowledges that the Company currently does not file periodic reports with the Commission pursuant to the requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, and may not be obligated to file such reports at any time in the future. The Investor also understands that the Company has not agreed to supply such other information as would be required to enable routine sales of the Securities to be made under the provisions of certain rules respecting "restricted securities," including Rule 144 promulgated under the Act by the Commission. Thus, the Investor has been informed that the Company is not obligated to make publicly available or to provide the Investor with the information required by Rule 144.

21.)     Relationship to Brokerage Firms. (Please answer the following questions by initialing the appropriate response):

         (a) ___ YES X NO: Are you a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm?

         (b) ___ YES X NO: Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-laws, sisters-in-law or children, or any relative which you support, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm?

         (c) ___ YES X NO: Do you own 5% or more of the voting securities of any brokerage firm?

         (d) ___ YES X NO: If the Investor is an entity, is any director, officer, partner or 5% owner of the Investor also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by a brokerage firm?

         (If you answered YES to any of the foregoing questions, please attach a written explanation or contact the Company to provide additional information before the Investor's subscription can be considered.)

22.)     Delivery of Bridge Note and Bridge Warrant. Upon acceptance of this
Agreement by the Company, the Bridge Note and the Bridge Warrant will be registered in the name of the Investor and will be delivered via certified mail or overnight delivery to the address of the Investor set forth on the Signature Page.

23.)     Binding Effect. Neither this Agreement nor any interest herein shall be assignable by the Investor without the prior written consent of the Company. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

24.)     Representations to Survive Delivery. The representations, warranties and agreements of the Company and of the Investor contained in this Agreement will remain operative and in full force and effect and will survive the receipt of funds by the Company, and the issuance to the Investor of the Bridge Notes and Bridge Warrants.

                                       9.

25.)     Indemnification. The Investor agrees to indemnify the Company, and each current and future officer, director, employee, agent and shareholder of the Company, against and to hold them harmless from any damage, loss, liability, claim or expense including, without limitation, reasonable attorneys' fees resulting from or arising out of the inaccuracy or alleged inaccuracy of any of the representations, warranties or statements of the Investor contained in this Agreement, including without limitation any violation or alleged violation of the registration requirements of the Act or applicable state law in connection with any subsequent sale of the Securities or any portion thereof by Investor.

26.)     Additional Information. The Investor shall supply such additional information and documentation relating to Investor and any persons who have any rights or interest in Investor as may be requested by the Company in order to ensure compliance by the Company with applicable laws. If at any time prior to the Company's execution of this Agreement, an adverse change occurs with respect to the Investor such that the information, representations and warranties of the Investor set forth in this Agreement are no longer accurate, the Investor shall immediately notify the Company of the inaccuracy in writing and shall deliver the updated, accurate information to the Company.

27.)     Miscellaneous Provisions.

         (a) Arbitration. Any dispute regarding this Agreement or the Investor's investment in the Company (including without limitation claims pursuant to federal or state securities laws), including any claim which is made against any placement agent or broker-dealer involved in the offer or sale of the Securities, shall be resolved by arbitration which shall be the sole forum for resolution of any such disputes. Unless otherwise agreed by the parties, any such proceedings shall be brought in Minneapolis, Minnesota U.S.A. pursuant to the Rules and Code of Arbitration of the American Arbitration Association, except that if a bona fide claim is made against the Company, and a placement agent or broker-dealer is named in connection with such claim, then such claim shall be brought pursuant to the Rules and Code of Arbitration of the National Association of Securities Dealers, Inc.

         (b) Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Minnesota without reference to Minnesota conflict of laws provisions. Actions or proceedings litigated in connection with this Agreement, if any, shall be venued exclusively in the state and federal courts located in the County of Hennepin, State of Minnesota.

         (c) Successors and Assigns. The representations and warranties made by the Investor in this Agreement are binding on the Investor's successors and assigns and are made for the benefit of the Company and any other person who may become liable for violations of applicable securities laws as a result of the inaccuracy or falsity of any of the Investor's representations or warranties.

         (d) Notice. All notices or other communications required or permitted hereunder shall be in writing. A written notice or other communication shall be deemed to have been delivered hereunder: (i) if delivered by hand, when such notice is received from the notifying party; (ii) if transmitted by facsimile or timely delivered to an overnight courier, on the next business day following the day so transmitted or delivered; or (iii) if delivered by mail, on the third business day following the date such notice or other communication is deposited in the U.S. Mail for delivery by certified or registered mail addressed to the other party, or when actually received, whichever occurs earlier.

                                      10.

         (e) Counterparts. This Agreement may be executed by the Company and by the Investor in separate counterparts, each of which shall be deemed an original.

         (f) Acceptance. This Agreement is not binding on the Company until accepted in writing by an authorized officer of the Company.

                                    (signature page follows)

                                      11.

                       REDLINE PERFORMANCE PRODUCTS, INC.

                       SUPPLEMENTAL INVESTOR QUESTIONNAIRE

            All Investors must complete and sign this questionnaire.

1. Investor Suitability Information. The following information is necessary to determine whether the Securities represent a suitable investment for the Investor. (Please answer the following questions.

         (a)      Name of Employer/Business:____________________________________

         (b)      Title or Position:____________________________________________

         (c)      Business Address:_____________________________________________
                  ______________________________________________________________

         (d)      How long so employed or business operated:____________________

         (e) Prior to this investment, the undersigned has made ___________ risk-oriented investments representing an aggregate investment of approximately $_______________.

         (f) Please rank the following investment objectives in order of priority, using 1 to represent the most important:
                  ______Growth (seeks increase in value of investment upon resale)
                  ______Income (seeks payment of income from investment)

         (g) Please rank the following levels of risk tolerance in order of accuracy, using 1 to represent that which most accurately describes your risk tolerance:
                  ______Speculative (accepts highest risk and volatility of investment)
                  ______Aggressive (accepts high risk and volatility of investment)
                  ______Conservative (accepts moderate risk and volatility of investment)

         (h) Primary source of investment funds (full-time job, investment income, inheritance):__________________________________________________

         (i) Approximately how many years' experience do you have investing in the following products?
                  ______Stocks                  ______Insurance/Annuities
                  ______Bond/UITs               ______Options
                  ______Mutual Funds            ______Commodities

         (j)      Approximate total assets (excluding primary residence):
         $________________________

         (k)      Approximate gross annual income:
                  2000 $______________(estimated)
                  1999 $______________
                  1998 $______________

         (l)      Approximate current total liabilities: $_________

         (m)      Approximate current total net worth: $___________

         (n) Approximate current liquid net worth (cash, securities, bonds, etc.): $__________

                                      12.

         2.       Miscellaneous.

         (a)      Manner in Which Title Is to Be Held: (initial one):

                  _____________     Individual Ownership
                  _____________     Joint Tenant with Right of Survivorship
                  _____________     Partnership
                  _____________     Tenants in Common
                        x           Corporation
                  _____________     Trust
                  _____________     IRA
                  _____________     Other (describe:___________________________)

         (b) The Investor agrees that the Investor understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Securities, and further agrees to indemnify and hold harmless the Company and the Agent, each current and future officer, director, employee, agent and shareholder of either of them, from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the Investor contained herein.

         (c) This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to its choice of law provisions.

         (d) In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The undersigned hereby certifies that the foregoing information is true and correct as of the date set forth below:

     INDIVIDUAL SIGNATURE:

     Dated: ________, 2000         ______________________________________
                                   Print Name: __________________________

                                   ______________________________________
                                   Print Name: __________________________

     ENTITY SIGNATURE:             Entity Name: Industricorp & Co Fbo 1561000091
                                                                  TC Carp Pen Pl

     Dated:  7/20/ , 2000          By: /s/ Karen McKernan /s/ D. Kevin Briggs
                                       --------------------------------------
                                       Its: Officers           Officer

                                      13.

                            INDIVIDUAL SIGNATURE PAGE

         All individual Investors must complete and sign this page. If the individual is investing through an Individual Retirement Account, then both the individual investor and the IRA Custodian must sign this page. Total payment to be made now is the amount on line 7. Where the Bridge Notes and Bridge Warrants are to be held in joint tenancy or tenancy in common, BOTH PARTIES MUST SIGN AND BOTH SOCIAL SECURITY NUMBERS SHOULD BE INDICATED.

1. Investor Name(s) (please print): _______________________________________

2. Social Security Number(s): _____________________________________________

3. Form of Ownership (e.g., individual, joint, tenants in common, community property): ________________________________________________________________

4. Residence Address: _____________________________________________________

5. Mailing Address: _______________________________________________________

6. Home: Tel. No. (_____) _______________; Facsimile No. (_____) __________
   Business: Tel. No. (_____) ______________; Facsimile No. (_____) _______

7. Principal Amount of Bridge Note: _______________________________________

INVESTOR SIGNATURE: _________________  SECOND SIGNATURE: __________________

Date of Signature: _________________________  Date of Signature: __________

IRA CUSTODIAN SIGNATURE (If applicable)____________________________________

By (print name):____________________________
                IRA Custodian
Date: ______________________________________

ACCEPTANCE:
REDLINE PERFORMANCE PRODUCTS, INC. hereby executes this Agreement as of the date set forth below.

By: __________________________________________
    Kent Harle, President
Dated: _______________________________________

PLEASE RETURN THIS BRIDGE LOAN AND INVESTMENT AGREEMENT AND PAYMENT TO:

Dougherty & Company LLC
4500 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402
Attn: Timothy J. McDonnell

                                      14.

                              ENTITY SIGNATURE PAGE

         All entity Investors must complete and sign this page. Total payment to be made now is the amount on line 6.

1. Entity Name (please print): Industricorp & Co FBO 1561000091 - TC Carp Pen Pl

2. Employer Identification Number: 31-1250885
   (Also include Social Security Numbers if a Trust or Partnership)

3. Business (Residence) Address: 312 Central Ave Suite 508

4. Mailing Address (if different from above): _____________________________

5. Business: Tel. No. (612) 379-3222 (x 64) ; Facsimile No. (612) 379-0629

6. Principal Amount of Bridge Note: $200,000

SIGNATURE OF INVESTOR: /s/ Karen McKernan   /s/ D. Kevin Briggs
                       ----------------------------------------

By (print name):Karen McKernan    Kevin Briggs

Its: Officer                      Officer

Date: 7/20/00

ACCEPTANCE:

REDLINE PERFORMANCE PRODUCTS, INC. hereby executes this Agreement as of the date set forth below.

By: /s/ Kent H. Harle
    -------------------------------
    Kent Harle, President

Dated: 7/21/2000

PLEASE RETURN THIS BRIDGE LOAN AND INVESTMENT AGREEMENT AND PAYMENT TO:

Dougherty & Company LLC
4500 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402
Attn: Timothy J. McDonnell

                                      15.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THIS PROMISSORY NOTE OR THE SHARES OF CAPITAL STOCK ISSUABLE UPON CONVERSION OF THE OUTSTANDING PRINCIPAL AMOUNT OF THIS PROMISSORY
NOTE IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY BY THE TERMS OF A LOAN AND INVESTMENT AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

                       REDLINE PERFORMANCE PRODUCTS, INC.

             10% UNSECURED CONVERTIBLE SUBORDINATED PROMISSORY NOTE

$200,000.00                                                        July 21, 2000
Note No.: AB-12                                                Vista, California

         FOR VALUE RECEIVED, the undersigned, Redline Performance Products, Inc., organized and existing under the laws of the State of Minnesota, whose mailing address is 2520 Fortune Way, Vista, California 92083, and its successors and assigns (the "BORROWER"), for value received, hereby unconditionally promises to pay to the order of Industricorp & Co., Inc. FBO Twin City Carpenters Pension Plan, a Minnesota-based pension plan, having a mailing address of 312 Central Avenue, Minneapolis, MN 55414, attention Securities Department, and their successors and assigns (the "LENDER"), at such place as may be designated from time to time by the Lender, the principal sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00), together with accrued interest thereon, at the rate of ten percent (10%) per annum, at or before 5:00 p.m. Vista, California time on January 21, 2001 ("MATURITY DATE"). This promissory note (the "BRIDGE NOTE") is being issued in connection with a placement of Bridge Notes and warrants to purchase shares of the Borrower's common stock (the "BRIDGE WARRANT") being conducted by the Company to raise up to $700,000 (plus up to an additional $300,000 to meet additional demand) pursuant to the terms of a Bridge Loan and Investment Agreement. This Bridge Note and the Holder hereof are entitled to all the benefits provided for in the Bridge Loan and Investment Agreement, or which are referred to therein, pursuant to which this indebtedness was incurred and is to be repaid. The provisions of the Bridge Loan and Investment Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.

         1.)      Payment. All outstanding principal and accrued interest on the
Bridge Note shall be due and payable on the earlier of: (i) the date six (6) months from the date of original issuance of the Bridge Note and (ii) the date on which the Borrower generates gross proceeds of at least $2,000,000 (the "MINIMUM AMOUNT") from the sale of shares of the Borrower's Series A Preferred Stock in the a proposed placement of Series A Preferred Stock intended to raise the Minimum Amount and up to $5,000,000 (the "SERIES A FINANCING"), unless all principal and accrued interest hereunder shall have been paid or all principal shall have been converted in accordance with the terms of this Bridge Note. Each of the foregoing dates is referred to in this Bridge Note as the "MATURITY DATE" or "MATURITY". All payments under this Section shall be made by check mailed by the Borrower to the address of the Lender set forth above. Interest on the unpaid principal balance of this Bridge Note shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. If the Borrower is unable to repay the Bridge Note principal and interest on or before the Maturity Date, the Company may, in its sole discretion, extend the Maturity Date for a period of up to ninety (90) days (the "EXTENSION PERIOD"). If the Borrower elects to extend the Maturity Date, the Company shall issue an additional Bridge Warrant (the "ADDITIONAL BRIDGE WARRANT") to the holder of the Bridge Note on each of the 15th, 45th and 75th day of the Extension Period if the Bridge Loan principal and interest has not been paid as of such dates. The number of shares of Common Stock subject to each Additional Bridge Warrant shall be equal to 25% of the number of shares of Common Stock subject to the original Bridge Warrant issued to the Investor. During the Extension Period, the Bridge Note shall accrue interest at the rate of fifteen percent (15%) per annum.

         2.)      Subordination. The term "SENIOR INDEBTEDNESS" shall mean all principal of (and premium of, if any) and unpaid interest on all indebtedness of the Borrower, and with respect to which the Borrower is a guarantor (but excluding indebtedness guaranteed solely for the benefit of officers, directors, employees or consultants of the Borrower), and except as provided to the contrary herein, regardless of whether incurred on, before or after the date of this Bridge Note: (i) for money borrowed from any bank, insurance company, or other lending institution regularly engaged in the business of lending money, whether or not secured; (ii) for amounts owed to TMAG Industries, Inc. as of the date of this Bridge Note and (iii) in connection with any deferral, renewal or extension of any indebtedness described in (i) or (ii) above or any debentures, notes, or other evidence of the Borrower's indebtedness issued in exchange for indebtedness described in (i) or (ii) above. The Borrower covenants and agrees and the Lender, by acceptance hereof, covenants, expressly for the benefit of the present and future holders of Senior Indebtedness, that the payment of the principal and the interest on this Bridge Note is expressly subordinated in right of payment to the payment in full of all principal and interest of Senior Indebtedness of the Borrower. Notwithstanding the foregoing, payment of principal or interest may be made hereunder unless the Company is in default, or if the making of any payment hereunder would result in a default, with respect to the payment of amounts of any Senior Indebtedness.

         3.)      Conversion. All of the principal, but not the interest,
payable pursuant to the Bridge Note shall automatically convert into shares of the Borrower's Series A Preferred Stock upon the sale of shares of the Borrower's Series A Preferred Stock in the Minimum Amount. Upon conversion of the Bridge Note the Borrower will pay to the holder all accrued interest

                                       2.

thereon. Upon conversion the Lender shall surrender this Bridge Note at the principal office of the Borrower. The conversion shall be deemed to have been made at the close of business on the Conversion Date. No fractional shares will be issued in connection with any conversion of this Bridge Note. In lieu of any fractional share which would otherwise be issuable, the Borrower shall pay cash. The price of each share of Series A Preferred Stock shall be equal to the lower of: (i) $1.00 and (ii) 80% of the price per share of the Company's Series A Preferred Stock sold in the Series A Financing which generates gross proceeds of not less than the Minimum Amount. The conversion price shall be appropriately adjusted in the event of any stock split, recapitalization or similar transaction.

         4.)      Compliance with Securities Laws and Other Transfer
Restrictions.

         (a) The holder of this Bridge Note, by acceptance hereof, agrees, represents and warrants that this Bridge Note and the Conversion Shares which may be issued upon exercise hereof are being acquired for investment, that the holder has no present intention to resell or otherwise dispose of all or any part of this Bridge Note or any Conversion Shares, and that the holder will not offer, sell or otherwise dispose of all or any part of this Bridge Note or any Conversion Shares except under circumstances which will not result in a violation of the Act or applicable state securities laws. The Borrower may condition any transfer, sale, pledge, assignment or other disposition on the receipt, from the party to whom this Bridge Note is to be so transferred or to whom Conversion Shares are to be issued or so transferred, of any representations and agreements requested by the Borrower in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon conversion of this Bridge Note, the holder hereof shall, if requested by the Borrower, confirm in writing holder's investment purpose and acceptance of the restrictions on transfer of the Conversion Shares, as well as any representations and agreements requested by the Borrower in order to permit the issuance of Conversion Shares to be made pursuant to exemptions from registration under federal and applicable state securities laws.

         (b) If the Borrower conducts an Initial Public Offering of its Common Stock, the holder of the Bridge Note or any Conversion Shares shall not, without the prior written consent of the Borrower and the managing underwriter in such offering: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of the Bridge Note or Conversion Shares; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any right to purchase the Bridge Note or Conversion Shares; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to the Bridge Note or Conversion Shares. Such restrictions shall be effective for a period of time equal to the period during which the managing underwriter imposes such transfer restrictions on the Borrower's officers and directors; provided, that in no event shall the restricted period applicable to a holder of this Bridge Note exceed one hundred twenty (180) days after effectiveness of the Borrower's registration statement filed under the Act with the Securities and Exchange Commission with respect to such offering.

                                       3.

         (c) In the event the holder of this Bridge Note desires to transfer this Bridge Note, the holder shall provide the Borrower with a Form of Assignment, in the form attached hereto describing the manner of such transfer, and an opinion of counsel (reasonably acceptable to the Borrower) that the proposed transfer may be effected without registration or qualification under applicable securities laws, whereupon such holder shall be entitled to transfer this Bridge Note in accordance with the notice delivered by such holder to the Borrower. If, in the opinion of the counsel referred to in this Subsection, the proposed transfer or disposition described in the written notice given may not be effected without registration or qualification of this Bridge Note, the Borrower shall give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of such counsel, are permitted by law.

         (d) The Borrower may place one or more restrictive legends on the Bridge Note or any certificates representing the Conversion Shares which set forth the restrictions contained herein, and may further place a "stop transfer" restriction in the Borrower's books and records with respect to the Bridge Note and any Conversion Shares. The restrictions set forth in this Bridge Note shall be binding upon any holder, donee, assignee or transferee of the Bridge Note or the Conversion Shares.

         5.)      Rights as Shareholder. Until one or more stock certificates representing the of Conversion Shares issuable upon conversion of this Bridge Note are issued (as evidenced by the appropriate entry on the books of the Borrower or of a duly authorized transfer agent of the Borrower), no right to vote or receive dividends or any other rights as a shareholder of the Borrower shall exist, notwithstanding conversion of the Bridge Note. No such stock certificates will be issued until the Bridge Note and all other documents and information requested by the Company are delivered to the Company.

         6.)      Negative Covenant.

         (a) The Company shall not transfer, sell, convey or otherwise encumber in any manner (other than to grant a license for marketing purposes to use one or more of the tradenames for which the Company has filed applications for trademark protection) the Technology Assets without the prior written consent of the holders of two-thirds of the principal dollar amount of the outstanding Bridge Notes, which dollar amount shall exclude any accrued interest on such outstanding Bridge Notes. Such consent shall not be unreasonably withheld. The negative covenant described in this Subsection 6(a) is referred to herein as the "NEGATIVE COVENANT." The intended effect of the Negative Covenant is to limit the Company's ability to transfer or encumber the Technology Assets. The Negative Covenant does not, and is not intended to, grant holders of Bridge Notes a security or any other interest in the Technology Assets.

         (b) "TECHNOLOGY ASSETS" shall mean: (i) Patent Application entitled "Snowmobile Suspension," Patent Serial No. 09/502,280; (ii) Patent Application entitled "Snowmobile," Patent Serial No. 09/268,264;
         (iii) "Redline Snowmobiles" Trademark Application, U.S. Serial No. 75-438,530 - Filed February 23, 1998; (iv) "Rebellion"

                                       4.

         Trademark Application, U.S. Serial No. 75-807,788 - Filed September 24, 1999; (v) "954 Revolution" Trademark Application, U.S. Serial No. 75-808,530 - Filed September 24, 1999; (vi) "Revolt" Trademark Application, U.S. Serial No. 75-807,847 - Filed September 24, 1999; and
         (vii) any resultant patent or registered trademark from (i) through
         (vi) above.

         (c) At such time as the Company determines that a transfer, sale, conveyance or other encumbrance of the Technology Assets is necessary or appropriate, the Company shall give each holder of record of outstanding Bridge Notes written notice ("NOTICE") of the Company's intention to undertake such a transfer, sale, conveyance or other encumbrance. The Notice shall include a general description of the terms of the proposed transaction and a consent form which the holder of the Bridge Note may use to indicate such holder's consent to the proposed transaction. If the holders of two-thirds of the principal dollar amount of outstanding Bridge Notes (excluding accrued interest thereon) do not consent to the proposed transaction within 30 days of delivery of the Notice, the Company shall not undertake the proposed transaction described in the Notice. Delivery of the Notice shall be to the most recent address included in the Company's records of holders of Bridge Notes.

         (d) The Negative Covenant shall terminate with respect to each outstanding Bridge Note upon the earlier of: (i) the payment of the principal amount and accrued interest on such outstanding Bridge Note;
         (ii) the conversion of such outstanding Bridge Note into shares of the Company's capital stock; and (iii) the written agreement of the holders of all of the outstanding Bridge Notes.

         7.)      Miscellaneous Provisions.

         (a) No amendment hereunder shall be effective unless in writing signed by the Borrower and the Lender and no waiver hereunder shall be effective unless in writing, signed by the party to be charged. Neither the failure on the part of the Lender in exercising any right or remedy, nor any single or partial exercise of any other right or remedy, shall operate as a waiver. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options hereunder at that time or at any subsequent time.

         (b) The Borrower hereby: (i) waives diligence, presentment, demand for payment, notice of dishonor, notice of non-payment, protest, notice of protest, and any and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Bridge Note, and (ii) except as provided in Section 1 of this Bridge Note, agrees that the Lender has, subject to the prior written request or approval of the Borrower, the right (but not the obligation) to grant any extension of time for payment of any indebtedness evidenced by this Bridge Note.

                                       5.

         (c) The terms and provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the Borrower and Lender. This Bridge Note shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota without giving effect to such state's choice of law principles.

         (d) No recourse for the payment of the principal of or any interest on this Bridge Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Borrower in any Bridge Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director as such, past, present or future, of the Borrower or of any successor corporation either directly or through the Borrower or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         (e) The Borrower covenants that during the period this Bridge Note is convertible, the Borrower will reserve from its authorized and unissued shares of common stock a sufficient number of shares to provide for the issuance of Conversion Shares upon the conversion of this Bridge Note, and shares of common stock upon conversion of the Conversion Shares. The Borrower further covenants that all Conversion Shares that may be issued upon the conversion of this Bridge Note will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of the Borrower's common stock.

         (f) Upon receipt by the Borrower of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Bridge Note, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Borrower of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Bridge Note, if mutilated, the Borrower will make and deliver a new Bridge Note of like tenor and dates as of such cancellation, in lieu of this Bridge Note.

         (g) This Bridge Note has been issued pursuant to and is subject to the terms and provisions of that certain Bridge Loan and Investment Agreement of even date herewith between the Borrower and the Lender, the terms and provisions of which are incorporated herein by reference with the same force and effect as if fully set forth herein. To the extent the terms of the Bridge Note and the Bridge Loan and Investment Agreement are inconsistent, the terms of this Bridge Note shall control.

         (h) All notices and other communications shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Borrower in writing by the last holder of this Bridge Note who shall have furnished an address to the Borrower in writing. Delivery shall be deemed to have occurred on the date three
         (3)

                                       6.

         days after depositing the notice in the U.S. mail or one (1) day after delivery of such notice to a reputable overnight delivery service.

         IN WITNESS WHEREOF, the Borrower has caused this Bridge Note to be executed by its authorized representative, who certifies that he has all necessary authority on behalf of the Borrower to execute this Bridge Note and bind the Borrower to the terms hereof.

                                                 REDLINE PERFORMANCE PRODUCTS,
                                                 INC.

                                                 By: /s/ Kent Harle
                                                     ---------------------------
                                                     Kent Harle
                                                     Its: President

                                       7.

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.

         FOR VALUE RECEIVED, the undersigned registered owner of this 10% Unsecured Convertible Subordinated Promissory Note (the "BRIDGE NOTE") hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Bridge Note as set forth below:

NAME OF ASSIGNEE             ADDRESS            PRINCIPAL AMOUNT OF NOTE
----------------             -------            ------------------------

and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of REDLINE PERFORMANCE PRODUCTS, INC. maintained for the purpose, with full power of substitution in the premises. The undersigned understands that compliance with the provisions of the Bridge Note is necessary to effect any assignment or transfer.

Dated: _____________ ___, _____           Dated: ____________ _____, _______

___________________________________       __________________________________
Signature                                 Second Signature (if necessary)

___________________________________       __________________________________
Print Name                                Print Name

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THIS SECURITY OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY BY THE TERMS OF A BRIDGE LOAN AND INVESTMENT AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

Void After 5:00 p.m. Vista, California time on July 21, 2005

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                                       OF
                       REDLINE PERFORMANCE PRODUCTS, INC.

Warrant No. AB-12                                                Shares: 100,000

         THIS CERTIFIES that, subject to the terms and conditions herein set forth, Industricorp & Co., Inc. FBO Twin City Carpenters Pension Plan or registered assigns, is entitled to purchase from REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "COMPANY"), at any time after one hundred eighty (180) days from the date of original issuance of this warrant (the "BRIDGE WARRANT") and prior to the time and date set forth above, One Hundred Thousand (100,000) fully paid and nonassessable shares of $0.01 par value per share common stock of the Company (such class of shares being referred to as the "COMMON STOCK," and such shares of Common Stock which may be acquired upon exercise of this Bridge Warrant being referred to as the "WARRANT SHARES"). This Bridge Warrant is being issued in connection with a placement (the "BRIDGE PLACEMENT") of promissory notes ("BRIDGE NOTES") and Bridge Warrants being conducted by the Company to raise up $700,000 (plus up to an additional $300,000 to meet additional demand) and pursuant to the terms of a Bridge Loan and Investment Agreement. This Bridge Warrant and the Holder hereof are entitled to all the benefits provided for in the Bridge Loan and Investment Agreement, or which are referred to therein to which this indebtedness was incurred and is to be repaid. The provisions of the Bridge Loan and Investment Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.

         This Bridge Warrant is subject to the following terms and conditions:

         1.)      Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of each Warrant Share shall be One and 00/100 Dollars ($1.00). The purchase price of one Warrant Share is referred to herein as the "BRIDGE WARRANT PRICE."

         2.)      Adjustment of Bridge Warrant Price and Number of Warrant
Shares. The provisions in this Bridge Warrant relating to the Bridge Warrant Price and the number of Warrant Shares to be issued upon exercise of this Bridge Warrant shall be subject to adjustment from time to time as hereinafter provided.

         (a) Upon each adjustment of the Bridge Warrant Price, the Holder of this Bridge Warrant shall thereafter be entitled to purchase, at the Bridge Warrant Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Bridge Warrant Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereto immediately prior to such adjustment and dividing the product thereof by the Bridge Warrant Price resulting from such adjustment.

         (b) In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Bridge Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Bridge Warrant shall be proportionately increased, and conversely, in case the Company's outstanding Common Stock shall be combined into a smaller number of shares, the Bridge Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Bridge Warrant shall be proportionately reduced.

         (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("SUBSTITUTED PROPERTY") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Bridge Warrant, and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder if it had exercised this Bridge Warrant and had received upon exercise of this Bridge Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger, or sale. The Company shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume the obligation to deliver to the Holder such Substituted Property as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                                       2.

         (d) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 2(b) or 2(c), but which should, in the Company's reasonable judgment, result in an adjustment in the Bridge Warrant Price and/or the number of shares subject to the Bridge Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

         (e) Upon any adjustment of the Bridge Warrant Price or the number of shares issuable upon of this Bridge Warrant, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Bridge Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Bridge Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         3.)      No Fractional Shares. No fractional shares will be issued in connection with any exercise of this Bridge Warrant. In lieu of any fractional share which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value, as determined by the Company's officers, of one share of Common Stock on the date of exercise.

         4.)      No Shareholder Rights. This Bridge Warrant shall not entitle its holder to vote, receive dividends or exercise any of the rights of a shareholder of the Company prior to exercise of this Bridge Warrant.

         5.)      Covenants of the Company. The Company covenants that during the period this Bridge Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Warrant Shares upon the exercise of this Bridge Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of this Bridge Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

         6.)      Exercise of Bridge Warrant. This Bridge Warrant may be
exercised by the registered holder, in whole or in part, by the surrender of this Bridge Warrant at the principal office of the Company, together with the Exercise Form attached hereto duly executed, accompanied by payment in full of the amount of the aggregate Bridge Warrant Price in cash, cashier's check or bank draft. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Bridge Warrant shall be issued by the Company to the registered holder for the number of Warrant Shares with respect to which this Bridge Warrant shall not have been exercised. For each partial exercise the holder shall purchase a minimum of five thousand (5,000) Warrant Shares, or, if the number of Warrant Shares available for exercise under the Bridge Warrant is less than such minimum number, the balance of the Warrant Shares available for exercise under the Bridge Warrant. A Bridge Warrant shall be deemed to have been

                                       3.

exercised immediately prior to the close of business on the date the Company is in receipt of this Bridge Warrant, a completed Exercise Form, all documents the Company may reasonably request from the holder for the purpose of complying with applicable securities and other laws, and payment for the number of Warrant Shares being acquired upon exercise of this Bridge Warrant. The holder entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date. After such date, the Company shall issue and deliver to the holder or holders entitled to receive the same, a certificate or certificates for the number of full Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided above.

         7.)      Registration of Warrant Shares. The rights of the holder of this Bridge Warrant to include Warrant Shares in a registered offering of securities conducted by the Company are set forth in this Section 7. Upon any closing of the Series A Placement, as such placement is described in the Bridge Loan and Investment Agreement, the registration rights set forth in this Section 7 shall be superseded and replaced by the registration rights provided to purchasers of shares of Series A Preferred Stock in the Series A Placement; provided, however, that the registration rights provided to holders of Bridge Warrants shall be on terms which are pari pasu to the registration rights provided to purchasers of shares of Series A Preferred Stock.

         (a) Holders of Registrable Securities, as defined below, shall have the demand registration rights described in this Subsection 7(a).

                  (1) On one occasion only, after the closing of an initial public offering of the Company's Common Stock securities ("INITIAL PUBLIC OFFERING"), in which offering the Company files a registration statement under the Securities Act of 1933 (the "ACT"), upon request by the holders of Registrable Securities who collectively hold or have the right to purchase at least 50% of the Registrable Securities, the Company will promptly take all necessary steps, to register or qualify the sale of Registrable Securities under the Act and such state laws as such holders may reasonably request; provided that (i) such request must be made on or within six (6) years from the date of this Warrant; (ii) the Company is only obligated to register Registrable Securities if the Company is eligible to use registration Form S-3, or a successor form; and (iii) the Registrable Securities included in any such registration has a dollar value of not less than $2,000,000 as of the close of business on the date on which such request was made.

                  (2) Notwithstanding anything herein to the contrary, the Company may delay filing a registration statement pursuant to Subsection 7(a), and may withhold efforts to cause the registration statement to become effective, for a period of time not exceeding ninety
                           (90) days, if the Company determines in good faith that such registration might adversely affect the Company.

                                       4.

                  (3) The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this Subsection 7(a) for such period as may be necessary for the holders of the Registrable Securities to dispose thereof, not to exceed ninety
                           (90) days.

         (b) Holders of Registrable Securities shall have the incidental registration rights described in this Subsection 7(b).

                  (1) If, at any time beginning on the date six (6) months after the closing of an Initial Public Offering the Company proposes to register the sale of any of its shares of Common Stock under the Act on any registration form which permits resales of securities by security holders of the Company, the Company will give written notice to all registered holders of Registrable Securities, of its intention to do so. On the written request of the registered holders of a majority of the Registrable Securities received by the Company within twenty (20) days after delivery by the Company of any notice, the Company will act to cause all such Registrable Securities, the holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company.

                  (2) If any such registration under Subsection 7(b) shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to Subsection 7(b) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all or any of the Registrable Securities originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of Common Stock offered in the underwritten offering, the number of Registrable Securities requested to be included pursuant to this Section 7(b) in the underwritten public offering may be reduced at the discretion of such underwriter. Registrable Securities which are not included in the underwritten public offering shall be withheld from the market for a period, not to exceed ninety (90) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

                  (3) The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this Subsection 7(b) only for such period as the Company shall be obligated to maintain effectiveness of the underlying registration statement.

                                       5.

         (c) For purposes of Section 7, "REGISTRABLE SECURITIES" shall collectively mean all Warrant Shares issued or issuable upon exercise of Bridge Warrants sold in the Bridge Placement and all shares of the Company's Common Stock issued or issuable upon conversion of the Company's shares of Series A Preferred Stock; provided, however, that Registrable Securities shall not include any of the foregoing shares if such shares (i) have been resold in any private or public sale or (ii) may be resold pursuant to Rule 144(k) as provided in Subsection 7(h).

         (d) Any costs and expenses related to any registration pursuant to this Section 7 shall be borne by the Company; provided, that the persons for whose account the Registrable Securities covered by such registration are sold shall bear underwriting commissions applicable to their Registrable, fees of their legal counsel and other fees and expenses customarily paid by selling shareholders in connection with registration rights. If the holders of Registrable Securities are the only persons whose shares are included in the registration pursuant to Subsection 7(a), such holders shall bear the expense of inclusion of audited financial statements in the registration statement which are not dated as of the Company's normal fiscal year or are not otherwise prepared by the Company for its own business purposes.

         (e) From time to time the Company shall amend or supplement, at the Company's expense, the prospectus used in connection therewith to the extent necessary in order to comply with applicable law. If, after the registration statement becomes effective, the Company advises the holders of registered Registrable Securities that the Company considers it appropriate for the registration statement or any prospectus related thereto to be amended, the holders of such Registrable Securities shall immediately suspend any further sales of their registered Registrable Securities until the Company advises them that the registration statement or prospectus has been amended.

         (f) The holder shall furnish in writing to the Company all information as may be reasonably requested by the Company or required under applicable securities law in connection with any registration of Registrable Securities including, but not limited to, the proposed method of sale or other disposition of the registered Registrable Securities and any compensation payable in connection therewith. The holder and the Company shall comply with the provisions of applicable securities law in connection with the registration of Registrable Securities and the disposition thereof.

         (g) In connection with any registration statement in which the holder's Registrable Securities are included, (i) the holder will indemnify the Company, its directors and officers and each person who controls the Company, against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or should be contained in any information furnished in writing by the holder, and (ii) the

                                       6.

         Company will indemnify the holder, its directors and officers and each person who controls the holder, against losses, which shall be limited to the actual amount of the loss incurred on the date of the event which invokes the right of indemnification, resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder.

         (h) The Company's obligation to include Registrable Securities in a registration under this Section 7 shall terminate on the earlier of:
         (i) the close of business on the date six (6) years from the date of original issuance of the Bridge Warrant, and (ii) the date on which, in the opinion of legal counsel to the Company, the particular Registrable Securities which the holder may request be included in such registration statement may be transferred or reissued without restriction, in compliance with the provisions of Rule 144(k) under the Act, or any successor provision.

         8.)      Compliance with Securities Laws and Other Transfer
Restrictions.

         (a) The holder of this Bridge Warrant, by acceptance hereof, agrees, represents and warrants that this Bridge Warrant and the Warrant Shares which may be issued upon exercise hereof are being acquired for investment, that the holder has no present intention to resell or otherwise dispose of all or any part of this Bridge Warrant or any Warrant Shares, and that the holder will not offer, sell or otherwise dispose of all or any part of this Bridge Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Act or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Bridge Warrant is to be so transferred or to whom Warrant Shares are to be issued or so transferred, of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Bridge Warrant, the holder hereof shall, if requested by the Company, confirm in writing holder's investment purpose and acceptance of the restrictions on transfer of the Warrant Shares, as well as any representations and agreements requested by the Company in order to permit the issuance of Warrant Shares to be made pursuant to exemptions from registration under federal and applicable state securities laws.

         (b) If the Company conducts an Initial Public Offering of its Common Stock or undertakes to file a registration statement pursuant to Subsection 7(a), the holder of the Bridge Warrant or any Warrant Shares shall not, without the prior written consent of the Company and the managing underwriter in such offering: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of the Bridge Warrant or any of the Warrant Shares; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of the Bridge Warrant or any right to purchase any of the Warrant

                                       7.

         Shares; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to the Bridge Warrant or any of the Warrant Shares. Such restrictions shall be effective for a period of time equal to the period during which the managing underwriter imposes such transfer restrictions on the Company's officers and directors; provided, that in no event shall the restricted period applicable to a holder of this Bridge Warrant exceed one hundred eighty (180) days after effectiveness of the Company's registration statement filed under the Act with the Securities and Exchange Commission with respect to such offering.

         (c) In the event the holder of this Bridge Warrant desires to transfer this Bridge Warrant, the holder shall provide the Company with a Form of Assignment, in the form attached hereto describing the manner of such transfer, and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under applicable securities laws, whereupon such holder shall be entitled to transfer this Bridge Warrant in accordance with the notice delivered by such holder to the Company. If, in the opinion of the counsel referred to in this Section, the proposed transfer or disposition described in the written notice given may not be effected without registration or qualification of this Bridge Warrant, the Company shall give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of such counsel, are permitted by law. The Company may place one or more restrictive legends on the Bridge Warrant or any certificates representing the Warrant Shares which set forth the restrictions contained herein, and may further place a "stop transfer" restriction in the Company's books and records with respect to the Bridge Warrant and any Warrant Shares. The restrictions set forth in this Bridge Warrant shall be binding upon any holder, donee, assignee or transferee of the Bridge Warrant or the Warrant Shares.

         9.)      Subdivision of Bridge Warrant. At the request of the holder of this Bridge Warrant in connection with a transfer or exercise of a portion of the Bridge Warrant, upon surrender of such Bridge Warrant for such purpose to the Company, the Company will issue and exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of shares of Common Stock as shall be designated by such holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Section shall be subject to and conditioned upon the compliance of any such subdivision with applicable securities laws.

         10.)     Loss, Theft, Destruction or Mutilation of Bridge Warrant. Upon
receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Bridge Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Bridge Warrant, if mutilated, the Company will make and deliver a new Bridge Warrant of like tenor and dates as of such cancellation, in lieu of this Bridge Warrant.

                                       8.

         11.)     No Limitation on Corporate Action. No provisions of the Bridge
Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         12.)     Miscellaneous. This Bridge Warrant shall be governed by the laws of the state of Minnesota without reference to such state's choice of laws provisions. The headings in this Bridge Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Bridge Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Bridge Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last holder of this Bridge Warrant who shall have furnished an address to the Company in writing. Delivery shall be deemed to have occurred on the date three (3) days after depositing the notice in the U.S. mail or one (1) day after delivery of such notice to a reputable overnight delivery service.

ISSUED this 21st day of July, 2000.

REDLINE PERFORMANCE PRODUCTS, INC.

By: /s/ Kent H. Harle
    ----------------------------
    Kent Harle
    Its: President

                                       9.

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.

         FOR VALUE RECEIVED, the undersigned registered owner of this Bridge Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Bridge Warrant, with respect to the number of shares of Common Stock set forth below:

NAME OF ASSIGNEE               ADDRESS               NUMBER OF SHARES
----------------               -------               ----------------

and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of REDLINE PERFORMANCE PRODUCTS, INC. maintained for the purpose, with full power of substitution in the premises. The undersigned understands that compliance with the provisions of the Bridge Warrant is necessary to effect any assignment or transfer.

Dated: _____________ ___, _____

___________________________________
Signature

___________________________________
Print Name

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

              (To be executed only upon exercise of Bridge Warrant)

         The undersigned registered owner of this Bridge Warrant irrevocably exercises this Bridge Warrant for and purchases _____________________________ of the number of shares of Common Stock of REDLINE PERFORMANCE PRODUCTS, INC. purchasable with this Bridge Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Bridge Warrant.

         The undersigned agrees to deliver a completed and executed subscription, investment or similar document requested by the Company in connection with the purchase of shares of Common Stock upon exercise of this Bridge Warrant.

Dated: __________________ ___, _____

_______________________________________
Signature of Registered Owner

_______________________________________
Street Address

_______________________________________
City, State, Zip Code

_______________________________________
IRS Identification Number